Exhibit 99.1
GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	6/20/2005
Collection Period Ended:	5/31/2005
Closing Date:	8/12/2004
Next Payment Date:	7/20/2005
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

				Note Payment Detail
					Principal	Interest
			Original Face	Beginning	Payment	Payment		Ending
Class	CUSIP	Interest Rate	Value	Class Balance	Amount	Amount	Total	Class Balance

A	36159LAA4	3.14000%	1,202,000,000.00	1,202,000,000.00	0.00	3,250,074.44	3,250,074.44	1,202,000,000.00
B	36159LAB2	3.35000%	38,000,000.00	38,000,000.00	0.00	109,619.44	109,619.44	38,000,000.00
C	36159LAC0	3.56000%	10,000,000.00	10,000,000.00	0.00	30,655.56	30,655.56	10,000,000.00

TOTALS			1,250,000,000.00	1,250,000,000.00	0.00	3,390,349.44	3,390,349.44	1,250,000,000.00

	Beginning of Month Balance*							5,155,209,155.18
	New Volume							1,518,886,407.67
	Principal Collections							1,837,310,842.37
	Defaulted Amount							1,149,477.73

	End of Month Balance							4,835,635,242.75

Overconcentrations
	Dealer Overconcentration							0.00
	Manufacturer Overconcentration							0.00
	Product Line Overconcentration							0.00

				Total		Overconcentration

Collections
	Principal Collections			1,837,310,842.37		0.00		1,837,310,842.37
	Non Principal Collections			38,161,240.63		0.00		38,161,240.63

	Total Collections			1,875,472,083.00		0.00		1,875,472,083.00

Defaults
	Default Amount			1,149,477.73		0.00		1,149,477.73
	Series Allocation Percentage							24.49%
	Investor Default Amount							281,532.80

Charge-offs
	Investor Charge-offs							0.00
Values above include the Note Trust Certificate

* Reflects a one time adjustment from a change in the definition of Non-Principal Collections

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date;	6/20/2005
Collection Period Ended:	5/31/2005
Closing Date:	8/12/2004
Next Payment Date:	7/20/2005
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Allocation of Available Non Principal Collections

Series Allocation Percentage	24.49%
Available Non Principal Collections Allocated to Series		9,346,541.17

Application of Available Non Principal Collections and Available Principal Collections

(a) Available Non Principal Collections Allocated to Series		9,346,541.17

(i) (A) Amount to Indenture Trustee		0.00
(B) Amount to Trustee		0.00
(C) Amount to Administrator		250.00
(D) Amount to Custodian		0.00

(ii) Noteholder Servicing Fee		1,266,961.98
Unpaid Servicer Advances and interest thereon		0.00

(iii) Class A Monthly Interest		3,250,074.44

(iv) Class B Monthly Interest		109,619.44

(v) Class C Monthly Interest		30,655.56

(vi) Investor Default Amount (treated as Available Principal Collections)	281,532.80
Required Deposit to Principal Account		0.00

(vii) Investor Charge-offs	0.00
Reimbursement of Investor Charge-offs	0.00
Unreimbursed Investor Charge-offs	0.00
Reallocation Principal Collections	0.00
Reimbursement of Reallocated Principal Collections	0.00
Unreimbursed Reallocated Principal Collections	0.00
Sum of Unreimbursed Investor Charge-offs and Reallocated Principal Collections		0.00

(viii) Amount Required to be Deposited to the Reserve Account		0.00

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	6/20/2005
Collection Period Ended:	5/31/2005
Closing Date:	8/12/2004
Next Payment Date:	7/20/2005
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

	(ix) Remaining Amounts due to:
	Indenture Trustee	0.00
	Trustee	0.00
	Administrator	0.00
	Custodian	0.00

	(x) Amounts otherwise required to be Deposited to Principal Account	0.00

	Excess Non Principal Collections for Series 2004-1	4,688,979.75
	Excess Non Principal Collections for Series 2004-2	4,656,688.08
	Excess Non Principal Collections for Series 2005-1	3,056,370.91

	Total Excess Non Principal Collections	12,402,038.74

	Non Principal Shortfalls for Series 2004-1	0.00
	Non Principal Shortfalls for Series 2004-2	0.00
	Non Principal Shortfalls for Series 2005-1	0.00

	Total Non Principal Shortfalls	0.00

	Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-1	0.00
	Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-2	0.00
	Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2005-1	0.00

	Total Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls	0.00

	Released to Transferor	12,402,038.74

(b)	Revolving Period
	Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement	449,998,510.21
	Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	449,998,510.21

(c)	Controlled Accumulation Period
	Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement
	(i) Monthly Principal Deposited into the Principal Account	0.00
	(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00

	Class A	0.00
	Class B	0.00
	Class C	0.00

	(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	6/20/2005
Collection Period Ended:	5/31/2005
Closing Date:	8/12/2004
Next Payment Date:	7/20/2005
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Early Amortization Period

Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:

Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

Shared Principal Collections for Principal Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	1,345,495,638.19
Aggregate Principal Shortfall for Principal Sharing Series	0.00

Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-2	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-1	0.00

Amount Deposited into the Excess Funding Account	0.00

Released to Transferor	1,345,495,638.19

Reserve Account (Series Level Account)
Beginning Reserve Account Amount	39,393,931.20
Required Reserve Account Amount
Required Reserve Account Percentage	3.12%
Note Principal Balance	1,250,000,000.00
Principal Overcollateralization Amount	12,626,000.00

Subtotal	1,262,626,000.00

Required Reserve Account Amount	39,393,931.20

Reserve Account Deficiency	0.00
Reserve Account Deposits	96,466.32
Reserve Account Withdrawals	96,466.32

Ending Reserve Account Amount	39,393,931.20

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	6/20/2005
Collection Period Ended:	5/31/2005
Closing Date:	8/12/2004
Next Payment Date:	7/20/2005
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Non Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	3,390,349.44
Disbursements	3,390,349.44
Ending Balance	0.00

Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Free Equity Amount

Note Trust Principal Balance	5,155,209,155.18
Aggregate Collateral Amount for all Series of Notes	3,775,252,000.00

Free Equity Amount	1,379,957,155.18

Minimum Free Equity Percentage	5.00%
Outstanding Principal Balance	3,750,000,000.00

Minimum Free Equity Amount	187,500,000.00

Excess Funding Account (Trust Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Monthly Payment Rate
Current Monthly Payment Rate	35.64%
Prior Monthly Payment Rate	28.74%
Second Prior Monthly Payment Rate	30.82%

3 Month Average Monthly Payment Rate	31.73%

GE Dealer Floorplan Master Note Trust
2004-1

Payment Date:	6/20/2005
Collection Period Ended:	5/31/2005
Closing Date:	8/12/2004
Next Payment Date:	7/20/2005
Expected Principal Payment Date:	7/20/2006
Final Maturity Date:	7/21/2008

Summary of Allocation of Collections

Total Principal Collections	1,837,310,842.37
Principal Collections Allocated to Series 2004-1	449,998,510.21
Principal Collections Allocated to Series 2004-2	449,998,510.21
Principal Collections Allocated to Series 2005-1
Principal Collections Not Allocated to Any Series and Released to Transferor	445,498,617.77

491,815,204.18

Total Non Principal Collections	38,161,240.63
Non Principal Collections Allocated to Series 2004-1	9,346,541.17
Non Principal Collections Allocated to Series 2004-2	9,346,541.17
Non Principal Collections Allocated to Series 2005-1	9,253,077.68

Non Principal Collections Not Allocated to Any Series and Released to Transferor	10,215,080.61